STARBOARD INVESTMENT TRUST

Goodwood SMID Cap Discovery Fund

(formerly the Caritas All-Cap Growth Fund)

Prospectus and Statement of Additional Information Supplement

February 4, 2014

This supplement to the Prospectus and Statement of Additional Information dated September 30, 2013 for the Goodwood SMID Cap Discovery Fund (formerly, the Caritas All-Cap Growth Fund), a series of the Starboard Investment Trust (the “Fund”), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

This supplement is to notify shareholders, prospective investors, and other interested parties that the Fund’s name has now changed to the Goodwood SMID Cap Discovery Fund.  In connection with this change, the new portfolio managers for the Fund are Ryan D. Thibodeaux and Joshua L. Pesses.  Mr. Thibodeaux is the President and Lead Portfolio Manager of Goodwood Advisors, LLC (the "Advisor") and Goodwood Capital Management, LLC. Mr. Thibodeaux received a BS in finance from Louisiana State University.  Mr. Pesses is Co-Portfolio Manager of the Advisor. He holds a BA in business administration from Rhodes College. Mr. Thibodeaux is the founder and President of Goodwood Advisors, LLC.   Pending shareholder approval of an investment advisory agreement between Starboard Investment Trust and the Advisor with respect to the Fund, the Advisor serves in such capacity pursuant to the terms of an interim advisory agreement.  A Prospectus and Statement of Additional Information will be filed in the near future, pending shareholder approval of the investment advisory agreement, describing further changes for the Fund as a result of these changes.

Investors Should Retain This Supplement For Future Reference